EXHIBIT 10.7


                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT made as of the 20th day of September, 1999.

BETWEEN:

            JOHN CARRIER dba LJM COMPUTER RESOURCES, of 21434 122nd Avenue, Maple Ridge, British Columbia, V2X 3W6

            (the "Vendor")

                                                               OF THE FIRST PART

AND:

            ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having its head office at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

            (the "Purchaser")

                                                              OF THE SECOND PART

WHEREAS:

A. The Vendor has developed and owns the website located at www.bcbids.com  (the
"Website"),   including  all  intellectual  property  rights  and  the  software technology associated with the Website;

B. The Vendor has agreed to sell, and the Purchaser has agreed to purchase, subject to certain exceptions, the Website and all rights and assets associated therewith, as a going concern;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants, agreements, representations, warranties, and payments set forth in this Agreement, the parties covenant and agree as follows:

1.   INTERPRETATION

1.1 Where used in this Agreement, each of the following words will have the following meanings:

(a)  "Assets"  means  all  properties  and  assets   normally  and   necessarily
     associated with the Website, as a going concern, including without limitation:

     (i)       the Goodwill;

     (ii)      the Intangible Property; and



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     (iii)     all of the  Vendor's  right,  title,  and  interest in and to all
               other  property  and  assets,  real  or  personal,   tangible  or
               intangible, used by the Vendor or to which the Vendor is entitled in connection with the operation of the Website;

(b) "Closing" means the completion of the sale and purchase of the Assets by transfer and conveyance and the payment of or provision for the Purchase Price, all as provided in this Agreement;

(c)  "Closing Date" means on or before October 15, 1999;

(d) "Goodwill" means the goodwill associated with the Website, together with the Purchaser's exclusive right to represent itself as operating the Website in continuation of and in succession to the Vendor and the right to use any words indicating that the Website is so operated, including the right to use "bcbids.com" in connection with the Website and all lists of customers, documents, records, correspondence, and other information related to the Website;

(e) "Indebtedness" means any and all of the Vendor's trade accounts, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities, and undertakings assumed, created, incurred, or made, whether voluntary or involuntary, however incurred or made or arising, whether due or not due (except accrued employees' salaries which are not yet due and obligations of the Vendor), absolute, inchoate, or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether the Vendor may be liable individually or jointly with others;

(f) "Intangible Property" means all of the Vendor's right and interest to all rights, copyrights, patents, trademarks, tradenames, licenses, and other intellectual property rights, whether registered or unregistered, in relation to and including any software, source codes, designs, know-how, concepts, drawings, graphics, reports, literature, manuals, or other technology or materials of any nature whatsoever, including any modifications, improvements, and upgrades, which the Vendor has developed, designed, created, written, or acquired in connection with or arising from the Website;

(g) "Person" means an individual, corporation, body corporate, partnership, joint venture, society, association, trust, or unincorporated organization, or any trustee, executor, administrator, or other legal representative; and

(h) "Purchase Price" means the purchase price for the Assets set out in section 2.3.

1.2  In this Agreement, except as otherwise expressly provided:

(a) "Agreement" means this Agreement, including the preamble and the Schedules, as supplemented or amended from time to time;


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(b)  the  headings  are  for  convenience  only  and do not  form a part of this
     Agreement and are not intended to interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof;

(c) the singular of any term includes the plural and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" to words of similar import, is used with reference thereto);

(d) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in Canada;

(e) any reference to a statute includes and is a reference to that statute and to the regulations made under that statute, with all amendments made to that statute and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or those regulations;

(f) except as otherwise provided, any dollar amount referred to in this Agreement is in Canadian funds; and

(g) any other term defined within the text of this Agreement has the meaning so ascribed.

2.   PURCHASE AND SALE

2.1 On the terms and subject to the conditions of and based on the representations and warranties contained in this Agreement, the Vendor agrees to sell and the Purchaser agrees to purchase the Assets belonging to or used in the Business, as a going concern, as and from the Closing Date.

2.2  The parties  acknowledge that the purchase and sale provided for in section
2.1 is restricted to the Assets only and without limiting the generality of the foregoing, the Purchaser is not acquiring any assets other than the Assets nor is the Purchaser purchasing any business of the Vendor other than the Business.

2.3 The Purchase Price for the Assets will be the sum of $38,000 plus applicable goods and services tax and provincial social services tax. On the Closing Date, the Purchaser will pay the Purchase Price to the Vendor as directed by him.


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3.   VENDOR'S REPRESENTATIONS AND WARRANTIES

The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser will rely on these representations and warranties in entering into this Agreement and in concluding the purchase and sale contemplated by this
Agreement:

3.1 Authority to Sell. All necessary action on the Vendor's part has duly and validly authorized the signing and delivery of this Agreement and the completion of the transaction contemplated by this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Vendor enforceable against him in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

3.2 Sale will Not Cause Default. Neither the signing nor delivery of this Agreement, nor the completion of the purchase and sale contemplated in this Agreement, will:

(a) violate any of the terms and provisions of any agreement applicable to the Vendor or any of the Assets;

(b) give any person the right to terminate, cancel, or remove any of the Assets, save to the extent that the consent of third parties is required to assign the Assets; or

(c) result in any fees, duties, taxes, assessments, or other amounts relating to any of the Assets becoming due or payable other than provincial social services tax and goods and services tax payable by the Purchaser in connection with the purchase and sale.

3.3 Assets. The Vendor owns and possesses and has a good and marketable title to the Assets and, on Closing, the Assets will be free and clear of all liens, charges, mortgages, pledges, security interests, encumbrances, or other claims whatsoever.

3.4 Exclusions and Limitations. Despite anything to the contrary in this Agreement, the Vendor makes no representations or warranties regarding the Intangible Property except that:

(a) the Vendor has not granted the right or license to any person to use the Intangible Property;

(b) the Vendor has not received notice from any person that the Vendor's use of the Intangible Property infringes the rights of any other person; and

(c) the Vendor has not assigned any rights to the Intangible Property to any other person.

3.5 No Infringement. To the best of the Vendor's knowledge, no copyright, franchise or license, patent right, trade mark, trade name, or other of the Vendor's Intangible Property used in or relating to the Website in any way infringes on the right of any Person under or regarding any patent, trademark, tradename, domain name, copyright, or other industrial or intellectual property.

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3.6  Books and Records.  The Vendor's books and records fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the Vendor's financial position, and the Vendor has accurately recorded all of his material financial transactions relating to the Website in those books and records.

3.7  Material Change. Since August 31, 1999, there has not been:

(a) any material change in the financial condition or operation of the Website, its liabilities, or the Assets, other than changes in the ordinary course of business, none of which has been materially adverse; or

(b) any damage, destruction, loss, or other event (whether or not covered by insurance) materially and adversely affecting the Assets or the Website.

3.8 Litigation. To the Vendor's knowledge, there is no litigation or administrative or government proceeding or inquiry pending or threatened against or relating to the Vendor, the Website, or any of the Assets, and the Vendor does not know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry.

3.9 Conformity with Laws. The Vendor has obtained all governmental licenses and permits required for the conduct in the ordinary course of the operations of the Website and the uses to which the Assets have been put and the licenses and permits are in good standing and the conduct and uses are not in breach of any statute, by-law, regulation, covenant, restriction, plan, or permit, provided that the Vendor will not transfer the government licenses and permits to the Purchaser and the Purchaser will be responsible for obtaining its own permits and licenses.

3.10 Accuracy of Representations. No certificate furnished by or on behalf of the Vendor to the Purchaser at the Closing Date regarding the Vendor's representations, warranties, or covenants in this Agreement will contain any untrue statement of a material fact or omit to state a material fact known to the maker of the certificate necessary to make the statements contained in the certificate not misleading.

3.11 Canadian Resident. The Vendor is a resident in Canada within the meaning of the Income Tax Act (Canada).

3.12 No Lien Indebtedness. The Vendor has no Indebtedness to any Person which might, by operation of law or otherwise, now or hereafter, constitute a lien, charge, or encumbrance on any of the Assets.

3.13 No Liability for Indebtedness. There is no Indebtedness of any kind whatsoever, whether or not determined or determinable relating to the Website or the Assets, for which the Purchaser may become liable on or after the Closing Date.


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3.14 No  Other  Agreement.  There  is no  written  or  oral  agreement,  option, understanding, or commitment, or any right or privilege capable of becoming an agreement, for the purchase of the Website or any of the Assets from the Vendor.

4.   VENDOR'S COVENANTS

4.1 Operation of Website. Until the Closing Date, the Vendor will operate and maintain the Website diligently and only in the ordinary course and will use his best efforts to preserve the Assets intact and to preserve for the Purchaser its relationship with its customers and others having business relations with it.

4.2 Access by Purchaser. The Vendor will give to the Purchaser and its officers, counsel, accountants, and other representatives full access, during normal business hours throughout the period before the Closing Date, to all of the Assets and of the Vendor's properties, books, contracts, commitments, and records relating to the Website, and will furnish to the Purchaser during this period all information that the Purchaser may reasonably request.

4.3 Insurance. From this date until the Closing Date, the Vendor will obtain and maintain in full force and effect policies of insurance adequate to insure the replacement value of the Assets.

4.4 Procure Consents. The Purchaser and the Vendor will cooperate regarding obtaining any consents that may be required to validly transfer the Assets to the Purchaser.

4.5 Covenant of Indemnity. The Vendor will indemnify and hold harmless the Purchaser from and against:

(a)  any and all Indebtedness existing at or arising after the Closing Date;

(b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfillment of any covenant on the Vendor's part under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing.

4.6 Steps to Transfer Assets. The Vendor will, before the Closing Date, take or cause to be taken all proper steps, actions, and proceedings on his part to enable him to vest a good and marketable title in the Purchaser to the Assets, free and clear of all liens, mortgages, encumbrances, equities, or claims of every nature and kind.

4.7 Care of Assets. From the signing of this Agreement to the Closing Date, the Vendor will take reasonable care to protect and safeguard the Assets and will not sell or dispose of any of the Assets except in the ordinary course of business.


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4.8  Tax  Filings.  The Vendor will,  from the signing of this  Agreement to the
Closing Date, make all necessary tax, government, and other filings in a timely fashion.

4.9 Adverse Development. The Vendor will, from the signing of this Agreement to the Closing Date, promptly advise the Purchaser regarding any development which materially affects the Website or the Assets, in either case taken as a whole.

4.10 Training. Within the first month after the Closing Date, the Vendor will provide the Purchaser, free of charge, an aggregate 80 hours of training and consultation services with respect to the operation and maintenance of the Website. If the Purchaser requires more than 80 hours of services, it will pay the Vendor for any additional hours at a rate agreed on by the parties.

5.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated in this Agreement:

5.1 Status of Purchaser. The Purchaser is a corporation duly incorporated and in good standing under the laws of British Columbia, is validly existing, and has the power and capacity to enter into this Agreement and to carry out its terms.

5.2 Authority to Purchase. All necessary corporate action on the Purchaser's part has duly and validly authorized the signing and delivery of this Agreement and the completion of the transaction contemplated by this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as limited by laws of general application affecting the rights of creditors.

6.   PURCHASER'S COVENANTS

6.1 Social Services Tax and Goods and Services Tax. The Purchaser will be liable for and will pay on Closing, with proof of payment satisfactory to the Vendor, all provincial social services taxes, registration charges, and transfer fees properly payable on and in connection with the Vendor's sale and transfer of the Assets to the Purchaser. The Purchaser will pay to the Vendor for remittance to the Excise Tax Branch, Revenue Canada, all goods and services tax unless, by provisions of the Excise Tax Act, the Vendor is under no obligation to collect and have no liability for failure to collect that tax. The Vendor will provide the Purchaser with proof of payment, if required, of all goods and services tax.

6.2 Consents. The Purchaser will, at the Vendor's request, sign and deliver all applications for consent, provide all information necessary to obtain the consents referred to in section 4.4, and assist and co-operate with the Vendor in obtaining those consents.


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7.   SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS

7.1 Representations, Warranties, and Covenants of Vendor. All statements contained in any certificate or other instrument delivered by or on behalf of the Vendor under this Agreement will be deemed to be the Vendor's representations and warranties. All of the Vendor's representations, warranties, covenants, and agreements in this Agreement will, unless otherwise expressly stated, survive the Closing Date and any investigation at any time made by or on behalf of the Purchaser and, subject to section 7.2, will continue in full force and effect for the Purchaser's benefit.

7.2 Limitation on Vendor's Indemnity. No claim by the Purchaser under any relief regarding the Vendor's breach of warranty or breach of covenant under this Agreement will be valid unless:

(a) the Purchaser gives to the Vendor written notice of the claim before the expiration of 12 months after the Closing Date; and

(b)  the aggregate amount of all claims exceeds $5,000.

7.3  Purchaser's   Representations,   Warranties,  and  Covenants.  All  of  the
Purchaser's representations, warranties, covenants, and agreements in this Agreement will, unless otherwise expressly stated, survive the Closing Date and any investigation at any time made by or on behalf of the Purchaser and will continue in full force and effect for the Vendor's benefit.

8.   CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

All of the Purchaser's obligations under this Agreement are subject to the fulfillment at or before the Closing Date of the following conditions:

8.1 Vendor's Representations and Warranties. The Vendor's representations and warranties contained in this Agreement and in any certificate or document delivered under this Agreement will be true at and as of the Closing Date as if the Vendor made the representations and warranties at and as of that time.

8.2 Vendor's Covenants. The Vendor will have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it before or at the Closing Date.

8.3 Vendor's Certificate. The Vendor will have signed and delivered to the Purchaser a certificate dated the Closing Date and certifying in detail that the Purchaser may specify to the fulfillment of the conditions set forth in sections
8.1 and 8.2.

8.4 No Adverse Affect. Before the Closing Date, the Vendor will not have experienced any event or condition or have taken any action of any kind adversely affecting the Assets or the Website to materially reduce the value of the Assets or the Website to the Purchaser.


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The  foregoing  conditions  are for the  Purchaser's  exclusive  benefit and the
Purchaser may waive any condition in whole or in part before or at the Closing Date by delivering to the Vendor a signed written waiver.

9.   CONDITIONS PRECEDENT TO THE VENDOR'S OBLIGATIONS

All of the Vendor's obligations under this Agreement are subject to the fulfillment, before or at the Closing Date, of the following conditions:

9.1 Purchaser's Representations and Warranties. The Purchaser's representations and warranties contained in this Agreement will be true at and as of the Closing Date as though the Purchaser made the representations and warranties at and as of that time.

9.2 Purchaser's Covenants. The Purchaser will have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it before or at the Closing Date.

9.3 Consents of Third Parties. The Vendor will have obtained all consents or approvals required to be obtained to sell, assign, or transfer the Assets, provided that the Vendor may only rely on this condition if the Vendor has diligently used his best efforts to procure all consents or approvals and the Purchaser has not waived the need for any consents or approvals.

The foregoing conditions are for the Vendor's exclusive benefit and the Vendor may waive any condition in whole or in part before or at the Closing Date by delivering to the Purchaser a signed written waiver.

10.  CLOSING

10.1 Time of Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Assets will close on the Closing Date.

10.2 Place of Closing. The Closing will take place at the offices of the Purchaser's solicitor, Claudia L. Losie, 1700 - 1185 West Georgia Street, Vancouver, British Columbia, V6E 4E6.

10.3 Documents to be Delivered by the Vendor. At the Closing, the Vendor will deliver or cause to be delivered to the Purchaser:

(a) all deeds of conveyance, bills of sale, transfer, and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of these instruments is required;

(b)  possession of the Assets;


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(c)  the certificate of the Vendor under section 8.3; and

(d) all lists of customers, manuals, brochures, price lists, source codes, files, records, documents, and other information related to the Website, and all licenses, authorities, and other rights used in connection with the Website included in the Assets.

10.4 Documents to be Delivered by the Purchaser. At the Closing, the Purchaser will deliver or cause to be delivered one or more certified cheques or bank drafts made payable to or to the order of the Vendor or as directed by him representing payment in full of the Purchase Price.

11.  RISK OF LOSS

From this date to the Closing Date, the Assets will be and remain at the Vendor's risk. If any of the Assets are lost, damaged, or destroyed before the Closing Date and are not replaced by the Vendor, the Purchaser may terminate this Agreement on written notice to the Vendor or elect by notice in writing to the Vendor to complete the purchase to the extent possible without reduction of the Purchase Price, in which event all proceeds of any insurance or compensation for any loss, damage, or destruction will be paid to the Purchaser and all of the Vendor's right and claim to any amounts not paid by the Closing Date will be assigned to the Purchaser by written assignment in form and substance satisfactory to the Purchaser's counsel.

12.  RESTRICTIVE COVENANT

The Vendor and his agents, employees, consultants, or associates (collectively, the "Vendor's Associates") will not, for and during the period of two years from the Closing Date, directly or indirectly engage in or carry on, individually or in partnership or in conjunction with any one or more persons, firms, associations, syndicates, or corporations, as principal, agent, employee, director, officer, shareholder of any corporation, guarantor, creditor, or in any manner whatsoever, within Canada, any business which is the same as or similar to, in whole or in part, the Website. The Vendor acknowledges that he has considered this provision and that this provision is, regarding his interests and those of the Purchaser, reasonable as to all of the circumstances of the transactions contemplated by this Agreement.

13.  NON-DISCLOSURE

13.1 All reports, documents, customer lists, concepts, and products, together with any business contracts or any business opportunities prepared, produced, developed, or acquired by the Vendor, directly or indirectly, in connection with the Website (collectively, the "Work Product") will belong exclusively to the Purchaser and its affiliates, which will be entitled to all rights, interest, profits, or benefits in respect thereof.

13.2 The Vendor will not make any copies, summaries, or other reproductions of any Work Product without the express written permission of the Purchaser and its affiliates.


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13.3 The Vendor and the Vendor's  Associates will not disclose any  information, documents, or Work Product which is developed by the Vendor or to which the Vendor may have access by virtue of his development and ownership of the Website to any person not expressly authorized in writing by the Purchaser for that purpose. The Vendor will comply with any directions that the Purchaser may make
to  ensure  the  safeguarding  or   confidentiality  of  all  such  information,
documents, and Work Product.

13.4 The Vendor may not disseminate nor distribute to the media, members of the public, shareholders of Ableauctions.com, Inc. (the parent company of the Purchaser), prospective investors, members of the investment or brokerage community, securities regulators, or any other third party any of the Work Product or any other written or printed information about the Purchaser and its affiliates or their business, without the Purchaser first reviewing and approving the Work Product or other information before dissemination or distribution.

13.5 The Vendor and the Vendor's Associates will not, either directly or indirectly as a shareholder, director, officer, employee, agent, consultant, or associate of any person, make any use of any confidential information for the purpose of soliciting the business of any customer or former customer of the Purchaser and its affiliates, or for the purpose of appropriating any business opportunity whatsoever available to, or which might be available to the Purchaser and its affiliates.

13.6 The Vendor acknowledges and agrees that the confidential information is and will be of a special and unique character, the loss of which cannot be reasonably, readily, or accurately calculated in monetary terms. Accordingly, the Purchaser and its affiliates will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this Agreement by the Vendor or any of the Vendor's Associates. Resort to such equitable relief, however, will not be construed to be a waiver of any other right or remedy which the Purchaser and its affiliates may have for damages or otherwise.

13.7 The Vendor agrees that for a period of two years following the Closing Date, neither he nor any of the Vendor's Associates will:

(a) encourage or entice any persons who are employees or consultants of the Purchaser and its affiliates or who were employees or consultants of the Purchaser and its affiliates at any time within the 30 days preceding the date of this Agreement to seek employment or service with persons other than the Purchaser and its affiliates; or

(b) offer employment or service contracts directly or indirectly to any persons who are employees or consultants of the Purchaser and its affiliates or who were employees or consultants of the Purchaser and its affiliates at any time within the 30 days preceding the date of this Agreement.

13.8 If the Vendor or any of the Vendor's Associates or any other person who is not at arm's length from the Vendor at any time contravenes the provisions of this Article 13, and on every occasion that such contravention occurs, the Vendor will indemnify the Purchaser and its affiliates and will forthwith pay to the Purchaser and its affiliates as liquidated damages the sum of $10,000 together with costs on the highest scale of costs permitted by the Rules of Court for all proceedings undertaken by the Purchaser and its affiliates or any of them to obtain or to attempt to obtain an injunction to prohibit the divulgence, disclosure, reproduction, or use of the confidential information by any of the persons herein before described, this sum being, so nearly as the participants can determine, a reasonable pre-estimate of the Purchaser and its affiliates minimum damages and not a penalty. If one of the events described in this paragraph occurs and if any of the Purchaser and its affiliates makes written demand for the payment of such liquidated damages, simple interest on this sum calculated at the rate of 18% per annum will accrue from the date of demand to the actual date of payment.

13.9 On termination of the Vendor's association with the Purchaser (including the training period under subsection 4.10), the Vendor will furnish to the Purchaser a certificate in a form approved by the Purchaser's solicitors which declares that neither the Vendor nor any of the Vendor's Associates has:

(a) divulged, disclosed, distributed, or otherwise made available to any person any confidential information; or

(b)  reproduced or made any use whatsoever of any confidential information; or

(c) acted contrary to the provision of the above; except with the prior written consent of the Purchaser.

The remedies afforded to the Purchaser and its affiliates by this Agreement will be cumulative and not alternative and will be in addition to and not in substitution for any other rights and remedies available to them at law or in equity, including the remedy of injunctive relief.

14.  FURTHER ASSURANCES

The parties will sign all other documents and do all other things necessary to carry out and give effect to the intent of this Agreement.

15.  SET-OFF

If after the Closing, under this Agreement or any document delivered under this Agreement, the Vendor becomes obligated to pay any sum of money to the Purchaser, then this sum may, at the Purchaser's election and without limiting or waiving any right or remedy of the Purchaser under this Agreement, be set-off against and will apply to any sum of money or security owed by the Purchaser to the Vendor until this amount has been completely set-off.

16.  NOTICE

Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing. This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within three business days from the date of posting if mailed from Vancouver, British Columbia.

17.  ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no terms, conditions, or agreements collateral to this Agreement other than as expressly set forth or referred to in this Agreement. This Agreement supersedes all letters of intent or agreements made between the parties before the date of this Agreement.

18.  TIME OF THE ESSENCE

Time will be of the essence of this Agreement.

19.  APPLICABLE LAW

This Agreement will be governed by and interpreted in accordance with the laws of British Columbia.

20.  SUCCESSORS AND ASSIGNS

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors, and assigns.


     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

SIGNED, SEALED, AND DELIVERED         )
by JOHN CARRIER                       )
in the presence of:                   )
                                      )
                                      )
illegible                             )    /s/ John Carrier
----------------------------------    )    ---------------------------------
Authorized Signatory                  )    JOHN CARRIER
                                      )
illegible                             )
----------------------------------    )
Authorized Signatory                  )
                                      )

THE CORPORATE SEAL OF                 )
able auctions (1991) ltd.             )
was affixed in the presence of:       )
                                      )
                                      )
/s/ Abdul Ladha                       )    c/s
----------------------------------    )
Authorized Signatory                  )
                                      )
                                      )
----------------------------------    )
Authorized Signatory                  )